Statutory Financial Information	12 Months Ended
Dec. 31, 2021
Insurance [Abstract]
Statutory Financial Information
22. Statutory Financial Information
The Company’s insurance subsidiaries are subject to insurance laws and regulations in the jurisdictions in which they operate. U.S. state insurance laws and regulations prescribe accounting practices for determining statutory net income and capital and surplus for insurance companies. In addition, state regulators may permit statutory accounting practices (SAP) that differ from prescribed practices. The principal differences between SAP and GAAP as they relate to the financial statements of the Company’s insurance subsidiaries are (a) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (b) certain assets are not admitted for purposes of determining surplus under SAP, (c) investments in fixed income securities are carried at amortized cost under SAP whereas such securities are carried at fair value under GAAP , and (d) the criteria for recognizing net DTAs and the methodologies used to determine such amounts are different under SAP and GAAP.
Risk-Based Capital (“RBC”) requirements promulgated by the National Association of Insurance Commissioners require property/casualty insurers to maintain minimum capitalization levels determined based on formulas incorporating various business risks of the insurance subsidiaries. As of December 31, 2021 and 2020, the company’s capital and surplus exceeds its authorized control level.

The statutory net income and statutory capital and surplus of the Company’s insurance subsidiaries in accordance with regulatory accounting practices were as follows (in millions):

	Statutory Net Income		Capital Surplus
	2021	2020	2021	2020
Statutory net income
U.S. insurance subsidiaries	$(0.5)	$6.6	$131.8	$69.6
International insurance subsidiary	(54.7)	(16.7)	7.7	22.6

Statutory capital and surplus	$(55.2)	$(10.1)	$139.5	$92.2